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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                  ___________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                      Terayon Communication Systems, Inc.
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            (Exact Name of Registrant as Specified in its Charter)

                 Delaware                                77-0328533
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(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

2952 Bunker Hill Lane, Santa Clara, CA                   95054
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(Address of principal executive offices)                              (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. [X]

Securities Act registration statement number to which this form relates:  333-
56911

                                                     (if applicable)

                                       1.
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 61 of the Prospectus included in the Registrant's Form S-1 Registration Statement, No 333-56911, filed with the Securities and Exchange Commission (the "Commission") on June 16, 1998 and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

    EXHIBIT
    NUMBER              DESCRIPTION

     3.1              Certificate of Incorporation of the Registrant.(1)

     3.2              Bylaws of the Registrant. (1)

     4.2              Specimen Stock Certificate. (2)
     ______________________________
     (1) Filed as an exhibit to Amendment No. 1 to the Registration Statement and incorporated herein by reference.
     (2) To be filed as an exhibit to Amendment No. 2 to the Registration Statement and incorporated herein by reference.

                                       2.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              TERAYON COMMUNICATION SYSTEMS, INC.
                              (Registrant)


Date: July 20, 1998         By: /s/ Dr. Zaki Rakib
                                __________________________________
                                    Dr. Zaki Rakib
                                    Chief Executive Officer

                                       3.